AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 1st Quarter 2016
For the periods ended March 31, 2016, the AFL-CIO Housing Investment Trust's (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the 1-, 3-, 5-, and 10-year periods by 75, 47, 40, and 44 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the 1- and 3-year periods by 31 and 3 basis points, respectively. The HIT underperformed on a gross basis for the first quarter by 17 basis points and 29 basis points on a net basis, as shown below.

Performance for periods ended March 31, 2016 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.86%	2.71%	2.97%	4.18%	5.34%
HIT Total Net Rate of Return	2.74%	2.27%	2.53%	3.73%	4.89%
Barclays Capital Aggregate Bond Index	3.03%	1.96%	2.50%	3.78%	4.90%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

The first quarter started out with a massive flight to quality following uncertainty about global economic growth and the Federal Reserve tightening schedule as well as plummeting oil prices in the second half of 2015.  By mid-February corporate bond, equity, and oil prices began to reverse and March was one of the best months on record for corporate bonds since the inception of the Barclays Aggregate.  Overall, interest rates remained low during the quarter for reasons including concerns about weaker global growth and comments by Fed Chair Yellen indicating that the Fed may accept higher inflation in the future in exchange for more robust growth. On an absolute basis it was strong quarter for the HIT and other fixed income products.
Positive contributions to the HIT's performance in the first quarter relative to the Barclays Aggregate included:
•	The HIT's ongoing yield advantage over the Barclays Aggregate.
•
Mixed performance by agency multifamily mortgage-backed securities, with spreads on FHA/Ginnie Mae multifamily construction/permanent loan certificates and all Fannie Mae DUS structures tightening, and Ginnie Mae permanent loan certificates widening. Construction/permanent certificates tightened by 3 basis points (bps), the benchmark Fannie Mae 10/9.5 contracted by 12 bps, while permanent certificates widened by 5 bps. The HIT ended the quarter with 20.3% of its portfolio invested in DUS securities of various structures.

•
Weak performance by agency single family mortgage-backed securities (RMBS), the worst performing major sector in the index with excess returns of -38 bps.  The HIT is underweight to this sector with a 21.8% allocation versus 28.2% in the Barclays Aggregate.

Negative impacts to the HIT's performance included:
•
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate posting excess returns of 16 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 24.7% of the index as of March 31, 2016.

•
The HIT's allocation to agency commercial mortgage-backed securities (CMBS), which underperformed private-label CMBS and corporate bonds. Spreads on the portfolio's Ginnie Mae REMICs widened by 7 bps to Treasuries and Ginnie Mae REMICS comprised 17.5% of the portfolio at the end of March.

AFL-CIO HOUSING INVESTMENT TRUST                  2016 Q1 Highlights

•
Poor performance by municipal bonds relative to Treasuries with the weighted average discount rate falling by 9 bps compared to 40 bps decline in yield for the 30 year U.S. Treasury bond.  The portfolio had a 6.0% allocation to municipal bonds as of March 31, 2016.

•
The portfolio's overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -14, 8, 6, and 39 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Over 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate at quarter-end.

•	The portfolio's relative short duration as interest rates fell across the curve. Two-, 5-, 10-, and 30-year Treasury rates declined by 33, 56, 50, and 40 bps, respectively.
With the continued elevated level of uncertainty in the macro environment, including geopolitical risks in Asia, Europe, and the Middle East, fixed-income remains an important asset class for diversified portfolios. The HIT does not expect long-term U.S. interest rates to rise significantly due to relatively low inflation and the negative impact of subdued global growth. Long-term investors seeking income, high credit quality, and diversification should consider the HIT.

First Quarter Bond Sector Performance
Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	3.20%	0	6.14
Agencies	2.43%	23	4.02
Single family agency MBS (RMBS)	1.98%	-38	3.06
Corporates	3.97%	16	7.30
Commercial MBS (CMBS)	3.61%	58	5.23
Asset-backed securities (ABS)	1.36%	16	2.31
Source: Bloomberg L.P.
Change in Treasury Yields
Maturity	12/31/2015	3/31/16	Change
3 Month	0.165%	0.201%	0.036%
6 Month	0.476%	0.378%	-0.098%
1 Year	0.600%	0.583%	-0.017%
2 Year	1.050%	0.723%	-0.327%
3 Year	1.308%	0.854%	-0.455%
5 Year	1.761%	1.206%	-0.555%
7 Year	2.092%	1.534%	-0.558%
10 Year	2.270%	1.770%	-0.501%
30 Year	3.016%	2.612%	-0.404%
               Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.
This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST                  2016 Q1 Highlights

Portfolio Data as of March 31, 2016

Net Assets	$5,781,053,857
Portfolio Effective Duration	4.984 years
Portfolio Average Coupon	3.26%
Portfolio Current Yield	3.20%
Portfolio Yield to Worst	2.28%
Convexity	0.099
Maturity	9.312 years
Average Price	104.73
Number of Holdings	971

Portfolio Percentage in Each of the Following Categories: 1
Multifamily MBS	63.82%
Agency Single-Family MBS	21.83%
U.S. Treasury	9.91%
AAA Private-Label CMBS	2.43%
Cash & Short-Term Securities	2.01%

Portfolio Percentage in Each of the Following Categories: 1
Agency Single-Family MBS	21.83%
CMBS – Agency Multifamily*	60.49%
U.S. Treasury Notes/Bonds	9.91%
State Housing Permanent Bonds	4.78%
State Housing Construction Bonds	0.85%
Direct Construction Loan	0.13%
Cash & Short-Term Securities	2.01%
 * Includes multifamily MBS (52.12%), AAA Private-Label CMBS (2.43%), and multifamily Construction MBS (5.93%).

Geographical Distribution of Long-Term Portfolio:2
West	9.50%
Midwest	15.09%
South	4.36%
East	18.15%
National Mortgage Pools	52.90%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                  2016 Q1 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3
Cash	2.01%	5-5.99 years	6.35%
0-0.99 years	11.47%	6-6.99 years	7.78%
1-1.99 years	7.93%	7-7.99 years	7.55%
2-2.99 years	15.64%	8-8.99 years	9.62%
3-3.99 years	15.90%	9-9.99 years	3.69%
4-4.99 years	6.53%	Over 10 years	5.53%

Maturity Distribution (based on average life):
0 – 1 year	3.72%
1 – 2.99 years	15.30%
3 – 4.99 years	37.52%
5 – 6.99 years	13.10%
7 – 9.99 years	18.95%
10 – 19.99 years	8.36%
Greater than 20 years	3.05%

Quality Distribution: 3
U.S. Government or Agency	91.07%
AAA	2.43%
AA	4.36%
A	0.00%
Not Rated	0.13%
Cash	2.01%

Bond Sector Distribution: 3,4
MBS	89.89%
Treasury	10.11%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.